SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 22, 2003
---------------------------------
(Date of earliest event reported)

Commission File No. 333-110283

                    Wells Fargo Asset Securities Corporation
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        Delaware                                              52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
      (99)                              Computational Materials prepared by
                                        Goldman, Sachs & Co. in connection with
                                        Wells Fargo Asset Securities
                                        Corporation, Mortgage Pass-Through
                                        Certificates, Series 2003-17.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


December 22, 2003

                                   By:   /s/ Patrick Greene
                                       --------------------------------
                                       Patrick Greene
                                       Senior Vice President

                              INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                        P
                        prepared by Goldman,
                        Sachs & Co. and in
                        connection with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2003-17.